[letterhead]

                                                         8250 Jones Branch Drive
                                                     McLean, Virginia 22102-3110

Freddie Mac


July 17, 1996


Mr. Daniel Silverman
Executive Vice President
Community Home Mortgage Corporation
45 Executive Drive
Plainview, NJ 11803



Dear Mr. Silverman:

This is to confirm that you are an approved Freddie Mac Seller/Servicer. Your Seller Service number 937903.

Sincerely,

/s/ Rachael H. Haynes

Rachael H. Haynes
Account Manager